Exhibit 21
GENERAL DYNAMICS CORPORATION
SUBSIDIARIES
AS OF JANUARY 31, 2015

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
American Overseas Marine Company, LLC	Delaware	100
Applied Physical Sciences Corp.	Connecticut	100
ARMA Global Corporation	Florida	100
ASCOD A.I.E.	Spain	100
AV Technology, LLC	Maryland	100
Bath Iron Works Australia Corporation	Delaware	100
Bath Iron Works Canada, LLC	Delaware	100
Bath Iron Works Corporation	Maine	100
Blueprint Technologies, Inc.	Virginia	100
Braintree I Maritime Corp.	Delaware	100
Braintree II Maritime Corp.	Delaware	100
Braintree III Maritime Corp.	Delaware	100
Braintree IV Maritime Corp.	Delaware	100
Braintree V Maritime Corp.	Delaware	100
Buccaneer Computer Systems & Service, Inc.	Virginia	100
Concord I Maritime Corporation	Delaware	100
Concord II Maritime Corporation	Delaware	100
Concord III Maritime Corporation	Delaware	100
Concord IV Maritime Corporation	Delaware	100
Concord V Maritime Corporation	Delaware	100
Convair Aircraft Corporation	Delaware	100
Convair Corporation	Delaware	100
Eagle Enterprise, Inc.	Delaware	100
EB Groton Engineering, Inc.	Delaware	100
EBV Explosives Environmental Company	Delaware	100
ELCS-CZ, s.r.o.	Czech Republic	100
Electric Boat - Australia, LLC	Delaware	100
Electric Boat - UK, LLC	Delaware	100
Electric Boat Canada, LLC	Delaware	100
Electric Boat Corporation	Delaware	100
Electrocom, Inc.	Delaware	100
Expro Finance Inc.	Canada	100
Force Dynamics LLC	Delaware	100
Force Protection Australasia Pty. Ltd.	Australia	100
Force Protection Europe Limited	England and Wales	100
Force Protection, Inc.	Nevada	100
ForeSight Technology Services, LLC	Virginia	100
Freeman United Coal Mining Company, LLC	Delaware	100
G.T. Devices, Inc.	Maryland	100
GD Brazil Holdings LLC	Delaware	100
GD European Land Systems - Steyr GmbH	Austria	100
GD European Land Systems Holding GmbH	Austria	100
GDOTS Holdings, Inc.	Delaware	100
GDOTS Services Corporation	Delaware	100

General Dynamics - OTS (Global), Inc.	Delaware	100
General Dynamics Advanced Information Systems, Inc.	Delaware	100
General Dynamics AIS Australia Pty Ltd	Australia	100
General Dynamics Broadband Holdings, Inc.	Delaware	100
General Dynamics Broadband UK Limited	England	100
General Dynamics Broadband, Inc.	Delaware	100
General Dynamics C4 Systems, Inc.	Delaware	100
General Dynamics Canada Ltd.	Canada	100
General Dynamics Canadian Holdings Inc.	New Brunswick	100
General Dynamics do Brasil Solucoes Para Projectos Ltda	Brazil	100
General Dynamics European Finance Limited	England and Wales	100
General Dynamics European Land Systems - Austria GmbH	Austria	100
General Dynamics European Land Systems - Czech s.r.o.	Czech Republic	100
General Dynamics European Land Systems - Germany GmbH	Germany	100
General Dynamics European Land Systems - Mowag GmbH	Switzerland	100
General Dynamics European Land Systems, S.L.	Spain	100
General Dynamics Fidelis Cybersecurity Solutions, Inc.	Delaware	100
General Dynamics Global Force, LLC	Delaware	100
General Dynamics Global Holdings Limited	England and Wales	100
General Dynamics Global Imaging Technologies, Inc.	Delaware	100
General Dynamics Government Satellite Services, LLC	Delaware	100
General Dynamics Government Systems Corporation	Delaware	100
General Dynamics Government Systems Overseas Corporation	Delaware	100
General Dynamics Information Technology Canada, Limited	Canada	100
General Dynamics Information Technology Commercial Solutions, LLC	Virginia	100
General Dynamics Information Technology Limited	United Kingdom	100
General Dynamics Information Technology, Inc.	Virginia	100
General Dynamics Installation Services, LLC	Delaware	100
General Dynamics International Corporation	Delaware	100
General Dynamics Itronix, LLC	Delaware	100
General Dynamics Land Systems - Australia Pty. Ltd.	Australia	100
General Dynamics Land Systems - Canada Corporation	New Brunswick	100
General Dynamics Land Systems - Canada Services Inc.	New Brunswick	100
General Dynamics Land Systems - Canadian Services Limited	New Brunswick	100
General Dynamics Land Systems - Force Protection Inc.	Nevada	100
General Dynamics Land Systems Customer Service & Support Company	Texas	100
General Dynamics Land Systems Inc.	Delaware	100
General Dynamics Limited	England	100
General Dynamics Marine Systems, Inc.	Delaware	100
General Dynamics Mission Systems, LLC	Delaware	100
General Dynamics One Source, LLC	Delaware	100
General Dynamics Ordnance and Tactical Systems - Canada Inc.	Canada	100
General Dynamics Ordnance and Tactical Systems - Canada Valleyfield Inc.	Canada	100
General Dynamics Ordnance and Tactical Systems - Simunition Operations, Inc.	Delaware	100
General Dynamics Ordnance and Tactical Systems, Inc.	Virginia	100
General Dynamics OTS (Aerospace), Inc.	Washington	100
General Dynamics OTS (California), Inc.	California	100
General Dynamics OTS (DRI), Inc.	Alabama	100
General Dynamics OTS (Niceville), Inc.	Florida	100
General Dynamics OTS (Pennsylvania), Inc.	Pennsylvania	100

General Dynamics Overseas Systems and Services Corporation	Delaware	100
General Dynamics Properties, Inc.	Delaware	100
General Dynamics Robotic Systems, Inc.	Delaware	100
General Dynamics Satcom Technologies Asia Private Limited	India	100
General Dynamics SATCOM Technologies, Inc.	Delaware	100
General Dynamics Satellite Communication Services, LLC	Delaware	100
General Dynamics Shared Resources, Inc.	Delaware	100
General Dynamics Support Services Company	Delaware	100
General Dynamics Systems Australia Pty Limited	Australia	100
General Dynamics United Kingdom Limited	United Kingdom	100
General Dynamics Worldwide Holdings, Inc.	Delaware	100
General Dynamics-OTS, Inc.	Delaware	100
GM GDLS Defense Group, L.L.C.	Delaware	100
Gulfstream 100 Holdings LLC	Delaware	100
Gulfstream Aerospace Corporation (CA)	California	100
Gulfstream Aerospace Corporation (DE)	Delaware	100
Gulfstream Aerospace Corporation (GA)	Georgia	100
Gulfstream Aerospace Corporation (OK)	Oklahoma	100
Gulfstream Aerospace Corporation of Texas	Texas	100
Gulfstream Aerospace Hong Kong Limited	China	100
Gulfstream Aerospace LLC	Delaware	100
Gulfstream Aerospace LP	Texas	100
Gulfstream Aerospace Services Corporation	Delaware	100
Gulfstream Aerospace, Ltd.	United Kingdom	100
Gulfstream Do Brasil Servicos De Suporte E Manutencao A Aeronaves Ltda.	Brazil	100
Gulfstream International Corporation	Delaware	100
Gulfstream Leasing LLC	Georgia	100
Gulfstream Product Support Corporation	Delaware	100
Gulfstream Tennessee Corporation	Delaware	100
Gulfstream-California, Inc.	Delaware	100
Intellect IP Holdings, LLC	Delaware	100
Interiores Aereos S.A. de C.V.	Mexico	100
International Manufacturing Technologies, Inc.	California	100
Itronix Manufacturing LLC	Delaware	100
Jet Aviation (Asia Pacific) Pte. Ltd.	Singapore	100
Jet Aviation (Bermuda) Ltd.	Bermuda	100
Jet Aviation (Hong Kong) Ltd.	Hong Kong	100
Jet Aviation (Malaysia) SDN, BHD	Malaysia	100
Jet Aviation AG	Switzerland	100
Jet Aviation Associates, Ltd.	Florida	98
Jet Aviation Brazil Holdings, Inc.	Delaware	100
Jet Aviation Business Jets (Hong Kong) Limited	Hong Kong	100
Jet Aviation Business Jets AG	Switzerland	100
Jet Aviation Business Jets FZCO	Dubai, UAE	100
Jet Aviation Consulting Services L.P.	Texas	100
Jet Aviation Engineering Management, Inc.	Texas	100
Jet Aviation Flight Services, Inc.	Maryland	100
Jet Aviation France SAS	France	100
Jet Aviation Holding GmbH	Switzerland	100
Jet Aviation Holdings USA, Inc.	Delaware	100

Jet Aviation Houston, Inc.	Texas	100
Jet Aviation International, Inc.	Florida	100
Jet Aviation Management AG	Switzerland	100
Jet Aviation of America, Inc.	Maryland	100
Jet Aviation Private Fleet, LLC	Delaware	100
Jet Aviation Savannah Holding, LLC	Delaware	100
Jet Aviation Services GmbH	Germany	100
Jet Aviation St. Louis, Inc.	Missouri	100
Jet Aviation Teterboro, LP	New Jersey	100
Jet Aviation Texas, Inc.	Texas	100
Jet Aviation/Palm Beach, Inc.	Florida	100
Jet Professionals, LLC	Delaware	100
Jet-Pro PEO, LLC	Florida	100
Kylmar (Holdings) Limited	United Kingdom	100
Longreach Energy, LLC	Delaware	100
Material Service Resources Company, LLC	Delaware	100
Mediaware International Pty Ltd	Australia	100
Metro Machine Corp.	Virginia	100
Midwest Properties Sales, LLC	Delaware	100
NASSCO Holdings Incorporated	Delaware	100
National Steel and Shipbuilding Company	Nevada	100
Newberry Holdings, LLC	Virginia	100
OOO Jet Aviation Vnukovo	Russia	100
Open Kernel Labs Pty Ltd	Australia	100
Page Europa Srl	Italy	100
Pagetel Sistem Muhendisligi Sanayi ve Ticaret Limited Sirketi	Turkey	100
Patriot I Shipping Corp.	Delaware	100
Patriot II Shipping Corp.	Delaware	100
Patriot IV Shipping Corp.	Delaware	100
Plane 79, LLC	Delaware	100
Prodelin India Private Limited	India	100
Proyectos Prohumane Mexico, S.A. de C.V.	Mexico	100
Quincy Maritime Corporation III	Delaware	100
Santa Barbara Sistemas S.A.	Spain	100
Savannah Air Center, LLC	Georgia	100
Signal Solutions, LLC	Virginia	100
Southern Illinois Recovery, Inc.	Delaware	100
St. Marks Powder, Inc.	Delaware	100
Steyr Spezialfahrzeug AG de Venezuela, C.A.	Venezuela	100
Steyr-Daimler-Puch SSF de Venezuela, C.A.	Venezuela	100
Tecnologias Internacionales de Manufactura S.A. de C.V.	Mexico	100
Vangent Servicios de Mexico, S.A. de C.V.	Mexico	100
Vertex Antennentechnik GmbH	Germany	100
Vertex International Limited	United Kingdom	100
Weco, LLC	Delaware	100